UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operation and Financial Condition.

On June 5, 2023, Akero Therapeutics, Inc. (the “Company”) provided an update regarding the amount of cash, cash equivalents and short-term marketable securities it had on hand as of June 2, 2023. Although the Company has not finalized its financial results for such period, the Company currently anticipates that its cash, cash equivalents and short-term marketable securities were approximately $660 million as of June 2, 2023. This information is unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of June 2, 2023.

Item 7.01.	Regulation FD Disclosure.

On June 5, 2023, the Company issued a press release titled “Akero Therapeutics’ Phase 2b SYMMETRY Cohort D Study Met Safety & Tolerability Endpoints and Showed Adding EFX to GLP-1 Therapy Significantly Improved Non-Invasive Markers of NASH-Related Disease.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. A copy of its corporate slide presentation is being furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On June 5, 2023, the Company released topline data from an expansion cohort (N=31) of the Phase 2b SYMMETRY study known as Cohort D. The primary aim of the 12-week study was to assess safety and tolerability of its lead product candidate, efruxifermin (“EFX”), compared to placebo when added to an existing GLP-1 receptor agonist (“GLP-1”) in patients with Type 2 diabetes (“T2D”) and F1-F3 liver fibrosis due to non-alcoholic steatohepatitis (“NASH”).

EFX was reported to be generally well tolerated in Cohort D with comparable results for the EFX (N=21) and placebo (N=10) groups. The overall tolerability profile was similar to that observed in the Company’s BALANCED and HARMONY studies. The most frequent adverse events for EFX-treated patients were grade 1 or 2 gastrointestinal events (diarrhea, nausea, and increased appetite). One patient treated with EFX discontinued due to nausea and one EFX-treated patient discontinued after withdrawing consent. There were no drug-related serious adverse events. Cohort D also met all key secondary endpoints, including relative reduction of liver fat and proportion of patients whose absolute liver fat level normalized to 5 percent or less.

On June 5, 2023, the Company also announced that it has cash, cash equivalents and short-term marketable securities sufficient to fund its current operating plan into 2026.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding: the Company’s business plans and objectives, including future plans or expectations for EFX, the therapeutic effects and clinical benefits of EFX, as well as the dosing, safety and tolerability of EFX; and expectations regarding its uses of capital, expenses and financial results, including the expected cash runway.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, which has been labelled a pandemic by the World Health Organization, including potential negative impacts on the Company’s employees, manufacturers, supply chain and production as well as on global economies and financial markets; the company’s ability to execute on its strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States; and risks related to the competitive landscape. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Akero Therapetuics, Inc. on June 5, 2023.

99.2	Corporate slide presentation of Akero Therapeutics, Inc., furnished herewith

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2023	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D. President and Chief Executive Officer